UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2021

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Item 7.01.	Regulation FD Disclosure.

On March 10, 2021, in connection with a potential financing transaction by certain wholly-owned subsidiaries of Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg (the “Company”), representatives of the Company will be giving a presentation to certain potential lenders, which is furnished as Exhibit 99.1 hereto.

As previously announced on December 14, 2020, the Company entered into a binding offer with Arkema S.A. for the acquisition (the “PMMA Acquisition”) of Arkema’s polymethyl methacrylates and activated methyl methacrylates business, through the purchase of shares of certain subsidiaries of Arkema S.A. (the “PMMA Business”). In connection with the Company arranging of certain financing to fund the PMMA Acquisition, financial statements related to the historical legacy PMMA Business (the “Arkema business”) will be disclosed by the Company to prospective lenders on the date hereof and which have been reproduced as Exhibit 99.2 hereto. The Arkema business included the operations of a manufacturing site in South Korea, which is not within the scope of the PMMA Acquisition. However, the operations of this site are reflected in the combined carve-out financial statements of the Arkema business.

The Arkema business was not operating as a separate group of legal entities within Arkema S.A. Accordingly, its combined carve-out financial statements for the financial years ended December 31, 2020 and 2019 have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board. The combined carve-out financial statements have been derived from the consolidated financial statements and accounting records of Arkema S.A. The principles and conventions applied to the preparation of the combined carve-out financial statements are described in Note 2.2 to the combined carve-out financial statements, “Basis of preparation of the combined carve-out financial statements”. The combined carve-out financial statements included in this Current Report on Form 8-K may not necessarily reflect the Arkema business' results of operations, financial position or cash flows in the future or what its results of operations, financial position or cash flows would have been had the Arkema business been a stand-alone entity during the periods presented.

The information contained in Item 7.01 of this Current Report and in the accompanying exhibits shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	Exhibits.

Exhibit Number	Description

99.1	Investor Presentation dated March 10, 2021

99.2	The Arkema Business Combined Carve-Out Financial Statements as of and for the Years Ended December 31, 2020 and 2019.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer
Date: March 10, 2021